EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. 1350
I, Sanjay Mehrotra, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Micron Technology, Inc. on Form 10-Q for the period ended November 30, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Micron Technology, Inc.

Date:	December 21, 2023	/s/ Sanjay Mehrotra
Sanjay Mehrotra President and Chief Executive Officer and Director